EXHIBIT 23.1
                              Accountant's Consent


The Board of Directors:
ImClone Systems Incorporated:


We consent to the use of our report incorporated herein by reference.


                                                                /S/KPMG LLP


Princeton, New Jersey
May 31, 2000